UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2007

NORTHWAY FINANCIAL, INC.
(Exact name of registrant as specified in its charter)
____________________

New Hampshire	000-23129	04-3368579
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

9 Main Street
Berlin, New Hampshire  03570
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (603)752-1171

 Former name or former address, if changed since last Report: N/A

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 28, 2007, Northway Financial, Inc. (the “Company” or “Northway”) issued a press release announcing its intention to voluntarily file for deregistration with the SEC and delist from the NASDAQ Global Market. The press release is filed herewith as Exhibit 99.1 to this report and is incorporated into this Item 3.01 by reference in its entirety.

Item 8.01.	Other Events.

On August 28, 2007 Northway issued a press release announcing that Northway stockholders had approved a 1-400 forward stock split and an 800-1 reverse stock split. The press release is filed herewith as Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1    Press Release for Nortway Financial, Inc. dated August 28, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

NORTHWAY FINANCIAL, INC.

Dated: August 28, 2007	By: \s\Richard P. Orsillo
Richard P. Orsillo
Senior Vice President and Chief Financial Officer

Exhibit Index

99.1	Press Release of Northway Financial, Inc. dated August 28, 2007